UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 13, 2022

VIVINT SMART HOME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, UT 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2022, Mr. Bruce McEvoy, a Class III director of the Board of Directors (the “Board”) of Vivint Smart Home, Inc. (the “Company”) and a member of the Compensation Committee of the Company delivered his resignation to the Company, effective immediately. The resignation of Mr. McEvoy was not the result of any disagreement with the Company, the Company’s management, or any other member of the Board.

On February 17, 2022, the Board elected Michael Staub to serve as a Class III director and member of the Compensation Committee of the Company with a term expiring at the Company’s annual meeting of stockholders in 2022, effective immediately. Pursuant to its rights as set forth in Section 2.1(a) of the Stockholders Agreement, dated as of September 15, 2019, among the Company and the other parties thereto (as amended, the “Stockholders Agreement”), the Blackstone Designator (as defined in the Stockholders Agreement) nominated Mr. Staub to fill the vacancy created by the resignation of Mr. McEvoy.

Mr. Staub, 37, is a Managing Director in Blackstone’s Private Equity Group and focuses on investments in the Business Services, Leisure and Transportation & Logistics sectors. Since joining Blackstone in 2014, Mr. Staub has been involved with Blackstone’s investments in AlliedBarton, GCA Services, Lendmark, Merlin Entertainments, RGIS, SERVPRO and Vivint. He currently serves as a director of SERVPRO and previously served as a director of Lendmark and RGIS.

Before joining Blackstone, Mr. Staub was an associate at Fortress Investment Group from 2010 to 2012, where he evaluated and executed private equity investments across several industries. Prior to that, he worked at Falconhead Capital from 2008 to 2010 and in investment banking at Merrill Lynch & Co. from 2006 to 2008.

Mr. Staub received a BS in Business Administration from Ithaca College, where he graduated summa cum laude, and an MBA from the Wharton School of the University of Pennsylvania, where he graduated with honors.

Mr. Staub will not receive any compensation for his service on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Dale R. Gerard
Name: Dale R. Gerard
Title: Chief Financial Officer

Date: February 17, 2022